UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D. C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act Of 1934

September 2, 2008
Date of Report (Date of earliest event reported)

ACURA PHARMACEUTICALS, INC.
(Exact Name of Registrant as Specified in Charter)

State of New York	1-10113	11-0853640
(State of Other Jurisdiction	(Commission File Number)	(I.R.S. Employer
of Incorporation)		Identification Number)

616 N. North Court, Suite 120
Palatine, Illinois 60067
(Address of principal executive offices) (Zip Code)

(847) 705-7709
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17CFR240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17CFR 240.13e- 4(c))

Item 8.01 Other Events.

On September 2, 2008 we announced that Andy Reddick has resumed full responsibilities as President and Chief Executive Officer following a medical leave of absence initiated in February of this year. We expect Mr. Reddick’s travel schedule will be limited for the foreseeable future. A press release announcing the foregoing is being furnished as Exhibit 99.1.

Item 9.01 Financial Statements and Exhibits.

Exhibit
Number	Description

99.1	Press Release dated September 2, 2008 Announcing Resumption of Full Responsibilities of Registrant’s Chief Executive Officer.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

ACURA PHARMACEUTICALS, INC.

By:	/s/ Peter A. Clemens
Peter A. Clemens
Senior Vice President & Chief Financial Officer

Date: September 2, 2008

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press Release dated September 2, 2008 Announcing Resumption of Full Responsibilities of Registrant’s Chief Executive Officer.